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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) OCTOBER 22, 2004
                                                         ----------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


            GEORGIA                    0-13787                   58-1563873
            -------                    -------                   ----------
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

       5445 CORPORATE DRIVE, SUITE 200
                TROY, MICHIGAN                                48098-2683
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   (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         Entry into a Material Definitive Agreement.

                  On October 22, 2004, INTERMET Corporation entered into a Debtor in Possession Credit Agreement (the "DIP Facility") among the company, certain of the company's subsidiaries (collectively, the "Borrowers"), a group of lenders (the "Lenders"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia ("Scotia Capital") as administrative agent for Lenders. The DIP Facility has a stated maturity date (unless earlier accelerated) of October 21, 2005.

                  The DIP Facility provides for a $60.0 million commitment of debtor-in-possession financing to fund the Borrowers' working capital requirements and other corporate purposes during the Borrowers' chapter 11 proceeding. Advances will be made to the Borrowers' under the DIP Facility in accordance with a budget that has been agreed upon by the company, Deutsche Bank and Scotia Capital and will be subject to a borrowing base calculated as a percentage of the Borrowers' accounts receivable, inventory and fixed assets, less reserves and fees. Principal repayments will be made on a daily basis from INTERMET's cash collections. Interest on borrowings under the DIP Facility accrues at a base rate plus 2.00% per annum or at a Eurodollar rate plus 3.00% per annum, as selected by the Borrowers. Interest on borrowings made under the base rate is payable on a monthly basis; for borrowings made under the Eurodollar rate, interest is payable at the end of one, two or three months. Obligations under the DIP Facility are secured by a first priority lien in favor of the Lenders on substantially all of the Borrowers' assets.

                  The DIP Facility requires the Borrowers to meet certain obligations, including the delivery of weekly borrowing base certificates and cash flow statements, monthly and yearly financial statements and periodic budget updates containing financial forecasts. The Borrowers are also subject to limitations on paying indebtedness, creating liens against their property and making investments and are prohibited from paying dividends.

                  Amounts owed by the Borrowers under the DIP Facility may be accelerated following certain events of default, including: failure of INTERMET to make principal or interest payments under the DIP Facility; failure to make principal or interest payments on post-petition liabilities; breaches of certain covenants, representations and warranties set forth in the DIP Facility; the conversion of any of the Borrowers' chapter 11 cases to a case under chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to chapter 11 of the Bankruptcy Code; and the occurrence of a material adverse effect impacting the business or property of INTERMET and its subsidiaries, taken as a whole.

                  The DIP Facility has received interim approval from the U.S. Bankruptcy Court for the Eastern District of Michigan, Southern Division, giving the Borrowers approval to borrow up to $20.0 million under the facility. Pursuant to the terms of the DIP Facility, the Borrowers' will have access to this interim funding through the end of the year, subject to a budget and other restrictions; this interim funding will continue to be available to the Borrowers after December 31, 2004 if INTERMET has entered into agreements satisfactory to Deutsche Bank and Scotia Capital with customers representing 75% of the Borrowers' gross sales. The remaining $40.0 million of availability under the DIP Facility is subject to: final approval by the Bankruptcy Court; no material adverse change in the business or condition of INTERMET and its subsidiaries, taken as a whole; approval by Deutsche Bank and Scotia Capital of an updated budget; minimum availability of $25.0 million under the borrowing base; execution of



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agreements with the company's customers as described above; and completion of collateral documents and other closing deliveries.

                  Deutsche Bank and Scotia Capital are also parties to the company's pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

                  A copy of the DIP Facility is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  The information provided in Item 1.01 of this Current Report regarding the DIP Facility is incorporated into this Item 2.03 by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
----------        ---------------------------------

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:
         --------

         The following exhibit is being filed herewith:

         10.1     Debtor in Possession Credit Agreement dated as of October 22,
                  2004.

         The following exhibits are being furnished herewith:

         99.1 Press Release dated October 20, 2004 disclosing the Bankruptcy Court's interim order.

         99.2 Press Release dated October 25, 2004 disclosing execution of the DIP Facility.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMET CORPORATION


October 28, 2004                    By:  /s/ Alan J. Miller
                                             Alan J. Miller
                                             Vice President, General Counsel and
                                             Assistant Secretary


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                                 Exhibit Index

No.                     Description
---                     -----------

10.1           Debtor-in-Possession Credit Agreement

99.1           Press Release, dated October 20, 2004

99.2           Press Release, dated October 25, 2004